LETTER OF TRANSMITTAL

                    CHUKCHANSI ECONOMIC DEVELOPMENT AUTHORITY
                            Offer for all outstanding
                     14 1/2% Series A Senior Notes due 2009
                                 in exchange for
                     14 1/2% Series B Senior Notes due 2009
                           which have been registered
                  under the Securities Act of 1933, as amended

                Pursuant to the Prospectus, dated        , 2003



   ---------------------------------------------------------------------------
  |     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON   |
  |           , 2003 UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO       |
  |   5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.                  |
   ---------------------------------------------------------------------------


                  The Exchange Agent for the Exchange Offer is:
                                 U.S. Bank, N.A.


 By Hand and Overnight Delivery                         By Facsimile
      or Certified Mail:                       (for Eligible Institutions Only):

       180 East Fifth Street                           (651) 244-0711
       Saint Paul, MN 55101
 Attn: Corporate Trust Department


                                                    To Confirm by Telephone:

                                                        (651) 244-8677

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received the Prospectus, dated , 2003 (the "Prospectus"), of the Chukchansi Economic Development Authority (the "Authority"), a wholly-owned enterprise of the Picayune Rancheria of Chukchansi Indians (the "Tribe"), and this Letter of Transmittal (the "Letter"), which together constitute the Authority's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $153,000,000 of the Authority's 14 1/2% Series B Senior Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Authority's issued and outstanding 14 1/2% Series A Senior Notes due 2009 (the "Old Notes") from the registered holders thereof (the "Holders").

         For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from October 8, 2002. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from October 8, 2002. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agreed to be bound by this Letter and that the Authority may enforce this Letter against such participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                            DESCRIPTION OF OLD NOTES
 -------------------------------------------------------------------------------
|                     |             |                     |                    |
| Name and Address of |    (1)      |        (2)          |           (3)      |
|  Registered Holder: | Certificate | Aggregate Principal |Aggregate Principal |
|                     |  Number(s)  | Amount of Old Notes |  Amountof Old      |
|                     | (Delivered  |                     | Notes Tendered**   |
|                     | Herewith)*  |                     |                    |
|---------------------|-------------|---------------------|--------------------|
|                     |             |                     |                    |
|---------------------|-------------|---------------------|--------------------|
|                     |             |                     |                    |
|---------------------|-------------|---------------------|--------------------|
|                     |             |                     |                    |
| -----------------------------------------------------------------------------|
|                                                                              |
| *   Need not be completed if Old Notes are being tendered by book-entry      |
|     transfer.                                                                |
| **  Unless otherwise indicated in this column, a Holder will be deemed to    |
|     have tendered ALL of the Existing Notes indicated in column 2.  See      |
|     Instruction 2. Old Notes tendered hereby must be in denominations of     |
|     $1,000 principal amount or any integral multiple thereof.                |
|     See Instruction 1.                                                       |
 -------------------------------------------------------------------------------

 -----------------------------------------------------------------------------
|                                                                             |
|   o     CHECK HERE IF CERTIFICATES REPRESENTING TENDERED OLD NOTES ARE      |
|         ENCLOSED HEREWITH.                                                  |
|                                                                             |
|   o     CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY  |
|         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH  |
|         DTC AND COMPLETE THE FOLLOWING:                                     |
|         Name of Tendering Institution:                                      |
|                 Account Number:                                             |
|                 Transaction Code Number:                                    |
|        By crediting the Old Notes to the Exchange Agent's account at        |
|        the Book-Entry Transfer Facility's Automated Tender Offer            |
|        Program ("ATOP") and by complying with applicable ATOP               |
|        procedures with respect to the Exchange Offer, including             |
|        transmitting to the Exchange Agent a computer-generated              |
|        Agent's Message in which the holder of the Old Notes                 |
|        acknowledges and agrees to be bound by the terms of, and             |
|        makes the representations and warranties contained in, this          |
|        Letter, the participant in the Book-Entry Transfer Facility          |
|        confirms on behalf of itself and the beneficial owners of            |
|        such Old Notes all provisions of this Letter (including all          |
|        representations and warranties) applicable to it and such            |
|        beneficial owner as fully as if it had completed the                 |
|        information required herein and executed and transmitted this        |
|        Letter to the Exchange Agent.                                        |
|                                                                             |
|   o     CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED                |
|         PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT         |
|         TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:                   |
|             Name(s) of Registered Holder(s): ______ Windon                  |
|             Ticket Number (if any): _______ Date of Execution of            |
|             Notice of Guaranteed Delivery: _______ Name of                  |
|             Institution Which Guaranteed Delivery: __________               |
|                                                                             |
|             If Delivered by Book-Entry Transfer, Complete the Following:    |
|             Account Number:                                                 |
|             Transaction Code Number:                                        |
|                                                                             |
|   o     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10        |
|         ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY            |
|         AMENDMENTS OR SUPPLEMENTS THERETO.                                  |
|                 Name: _____________________________________________         |
|                 Address: ___________________________________________        |
|                 ___________________________________________________         |
|                 ___________________________________________________         |
|                                                                             |
 -----------------------------------------------------------------------------


         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such Old Notes were acquired by such broker-dealer as a result of market-making or other trading activities and, that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the New Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the

Securities Act. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities.

         NOTE:  SIGNATURE MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Authority the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Authority all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Authority will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Authority. The undersigned hereby further represents that: (i) any New Notes received by the undersigned will be received in the ordinary course of business, (ii) the undersigned will have no arrangement or understanding with any person to participate in the distribution of the Old Notes or the New Notes within the meaning of the Securities Act, (iii) the undersigned is not an "affiliate" (as such term is defined in Rule 501(b) of Regulation D of the Securities Act) of the Authority or the Tribe, or if the undersigned is an affiliate, then the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if the undersigned is not a broker-dealer, then it is not engaged in, and does not intend to engage in, the distribution of the New Notes, and (v) if the undersigned is a broker-dealer, then it will receive the New Notes for its own account in exchange for the Old Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of the New Notes.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 501(b) of Regulation D of the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Authority, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Authority to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer-Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED, BY COMPLETING THE TABLE ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES, AS SET FORTH IN SUCH TABLE ABOVE.

             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                       BEFORE COMPLETING THE TABLE ABOVE.



 ---------------------------------------------------      -----------------------------------------------
|                                                   |    |                                               |
|              SPECIAL ISSUANCE INSTRUCTIONS        |    |           SPECIAL DELIVERY INSTRUCTIONS       |
|               (See Instructions 3 and 4)          |    |             (See Instructions 3 and 4)        |
|                                                   |    |                                               |
|       To be completed ONLY if certificates for    |    |    To be completed ONLY if certificates for   |
|       Old Notes are exchanged and/or New Notes    |    |    Old Notes not exchanged and/or New Notes   |
|       are to be issued in the name of someone     |    |    are to be delivered to someone other than  |
|       other than the person or persons whose      |    |    the person or persons whose signature(s)   |
|       signature(s) appear(s) on this Letter of    |    |    appear(s) on this Letter of Transmittal    |
|       Transmittal above, or if Old Notes          |    |    above or to such person or persons at an   |
|       delivered by book-entry transfer which are  |    |    address other than that shown in the table |
|       not accepted for exchange are to be         |    |    entitled "Description of Old Notes" above. |
|       returned by credit to an account            |    |                                               |
|       maintained at the Book-Entry Transfer       |    |                                               |
|       Facility other than the account indicated   |    |    Mail: (please check one or more)           |
|       above.                                      |    |    o   New Notes                              |
|                                                   |    |    o   Old Notes                              |
|       Issue: (please check one or more)           |    |    to:                                        |
|       o   New Notes                               |    |                                               |
|       o   Old Notes                               |    |    Name(s)____________________________        |
|       in the name of:                             |    |               (Please Type or Print)          |
|                                                   |    |    ___________________________________        |
|       Name(s)__________________________           |    |               (Please Type or Print)          |
|                 (Please Type or Print)            |    |                                               |
|       _________________________________           |    |    Address____________________________        |
|                 (Please Type or Print)            |    |    ___________________________________        |
|                                                   |    |    ___________________________________        |
|       Address__________________________           |    |                  (Zip Code)                   |
|       _________________________________           |    |                                               |
|       _________________________________           |    |                                               |
|                   (Zip Code)                      |    |                                               |
|                                                   |    |                                               |
|       TIN_____________________________            |    |                                               |
|           (Social Security Number or              |    |                                               |
|            Employer Identification Number)        |    |                                               |
|                                                   |    |                                               |
|       o  Credit unexchanged Old Notes delivered   |    |                                               |
|       by book-entry transfer to the Book-Entry    |    |                                               |
|       Transfer Facility account set forth below.  |    |                                               |
|                                                   |    |                                               |
|       _____________________________________       |    |                                               |
|       (Book-Entry Transfer Facility Account       |    |                                               |
|       Number, if applicable)                      |    |                                               |
|                                                   |    |                                               |
  ---------------------------------------------------     ----------------------------------------------



         IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), OR AN AGENT'S MESSAGE PURSUANT TO THE BOOK-ENTRY TRANSFER FACILITY'S ATOP SYSTEM (TOGETHER WITH THE CERTIFICATES EVIDENCING EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION, AS APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

                                PLEASE SIGN HERE
            (To Be Completed By All Tendering And Consenting Holders)


         By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Old Notes listed above in the table labeled "Description of Old Notes" under the column heading "Aggregate Principal Amount of Old Notes Tendered" or, if nothing is indicated in such column, with respect to the entire aggregate principal amount represented by the Old Notes described in such table.

x_________________________________________, dated _______________________ 2003

x_________________________________________, dated _______________________ 2003
Signature(s) of Owner

Area Code and Telephone Number ________________________________________________

         If a Holder is tendering Old Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)________________________________________________________________________
_______________________________________________________________________________
(Please Type or Print)

Capacity:______________________________________________________________________

Address: ______________________________________________________________________
_______________________________________________________________________________

Tax Identification No.: _______________________________________________________

SIGNATURE GUARANTEE

                         (If Required by Instruction 3)

Signature(s) Guaranteed by: ___________________________________________________

an Eligible Institution: ______________________________________________________
                                       (Authorized Signature)

_______________________________________________________________________________
                                     (Title)

_______________________________________________________________________________
                                 (Name and Firm)

Dated _________________________________________, _______________________ 2003

                                  INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS OF
                           THE EXCHANGE OFFER FOR THE
                     14 1/2% SERIES A SENIOR NOTES DUE 2009
                OF THE CHUKCHANSI ECONOMIC DEVELOPMENT AUTHORITY
                               IN EXCHANGE FOR THE
                    14 1/2% SERIES B SENIOR NOTES DUE 2009 OF
                  THE CHUKCHANSI ECONOMIC DEVELOPMENT AUTHORITY
                      WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED


1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Authority may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the (as defined below) Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Authority (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes-Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3.       SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS;
GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Authority, proper evidence satisfactory to the Authority of their authority to so act must be submitted.

         Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

         Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       TRANSFER TAXES.

         The Authority will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Authority or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

6.       WAIVER OF CONDITIONS.

         The Authority reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Authority, the Tribe, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

8.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.       WITHDRAWAL RIGHTS.

         Tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date.

         For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Notes), (iii) contain a statement that such holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer-Book-Entry Transfer" section of the Prospectus, such Old Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.




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



                  The Exchange Agent for the Exchange Offer is:

                                 U.S. Bank, N.A.



 By Hand and Overnight Delivery                         By Facsimile
      or Certified Mail:                       (for Eligible Institutions Only):

       180 East Fifth Street                           (651) 244-0711
       Saint Paul, MN 55101
 Attn: Corporate Trust Department


                                                   To Confirm by Telephone:

                                                       (651) 244-8677

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.